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                                                                   Exhibit 10.23

                                 AMENDMENT NO. 2
                                       TO
                       SHARES SALE AND PURCHASE AGREEMENT

Amendment No. 2, dated as of April 15, 2002 (the "Amendment"), to the Shares Sale and Purchase Agreement dated November 28, 2001, as amended December 31, 2001 (the "Agreement"), by and among Image Sensing Systems, Inc., a company incorporated in Minnesota, USA ("ISS"), Berkeley Development Limited, a company incorporated in the British Virgin Islands ("BDL"), Mr. Mats Johan Billow, a resident of Hong Kong ("Billow"), and Grove Place Limited, a company incorporated in the British Virgin Islands ("GPL").

         WHEREAS, the parties to this Amendment previously entered into the Agreement, pursuant to which BDL, Billow and GPL (collectively, the "Vendors") sold, and ISS purchased, all of the outstanding shares, par value HK$1.00 per share, of Flow Traffic Limited, a company incorporated in Hong Kong ("FTL"), owned by the Vendors; and

         WHEREAS, GPL and its employee, Anthony H. Gould ("Gould"), previously have performed services as a consultant for FTL and as an employee of ISS, respectively; and

         WHEREAS, in connection with the termination of employment of GPL and Gould effective April 15, 2002, the Board of Directors of ISS has determined that GPL and Gould will have no ability to control or otherwise influence FTL's 2002 revenues on a going-forward basis and, as a result of such determination, have determined to accelerate payment to GPL of the US$50,000 additional payment contemplated in Section 6(b) of the Agreement, without the requirement that FTL achieve a certain level of audited net profit before tax for the financial year 2002; and

         WHEREAS, the parties desire to modify the provisions of the Agreement governing certain types of amendments to the Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.       Amendment of the Agreement.  The Agreement shall be amended as follows:

         (a) Section 6(b) of the Agreement is hereby amended in its entirety to read as follows:

                  "On April 19, 2002, ISS shall pay GPL US$50,000, which amount will be paid by wire transfer to such account in Hong Kong as nominated by GPL."

         (b) Section 9 of the Agreement is hereby amended to read in its entirety as follows:

                  "Unless otherwise specifically provided for in this Agreement, the provisions of this agreement may be amended, supplemented or waived only if the parties hereto agree in writing; provided, however, that any amendment to Section 6(a) of
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                  the Agreement may be effected in a writing signed only by
                  Billow, BDL and ISS."

2. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

                                         IMAGE SENSING SYSTEMS, INC.

                                         /s/ James Murdeakes
                                         --------------------------------------
                                         Name:  James Murdakes
                                         Title:  Chairman of the Board


                                         BERKELEY DEVELOPMENT LIMITED

                                         /s/ Johan Billow
                                         --------------------------------------
                                         Name:  Mats Johan Billow
                                         Title:  Director


                                         MR. MATS JOHAN BILLOW

                                         /s/ Johan Billow
                                         --------------------------------------


                                         GROVE PLACE LIMITED

                                         /s/ Anthony H. Gould
                                         --------------------------------------
                                         Name:  Anthony H. Gould
                                         Title: Authorized Signatory


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